Filed pursuant to Rule 497K
File No.: 333-17391

Poplar Forest Partners Fund

Supplement dated May 17, 2022 to the
Summary Prospectus dated January 31, 2022, as supplemented

Derek Derman now serves as Co-Portfolio Manager of the Poplar Forest Partners Fund alongside J. Dale Harvey.

The “Portfolio Manager” disclosure in the prospectus under the “Management” heading, on page 5, is replaced with the following:

Portfolio Manager. J. Dale Harvey (CEO and Chief Investment Officer) and Derek Derman (Co-Portfolio Manager and Research Analyst) are the portfolio managers principally responsible for the day-to-day management of the Partners Fund. Mr. Harvey has managed the Fund since its inception on December 31, 2009 and Derek Derman has managed the Fund since March 2022.

Please retain this Supplement with the Summary Prospectus.